UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 21, 2019 (May 20, 2019)
PACIFIC PREMIER BANCORP, INC.
(Exact name of registrant as specified in its charter)
DELAWARE	0-22193	33-0743196
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
17901 Von Karman Avenue, Suite 1200, Irvine, CA		92614
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		(949) 864-8000
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth Company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	PPBI	NASDAQ Stock Market

Item 5.07 Submission of Matters to a Vote of Security Holders.

Set forth below are the three items that were voted on at the Annual Meeting of stockholders of Pacific Premier Bancorp, Inc. (the "Company") held on May 20, 2019 (the "Annual Meeting"), and the stockholder votes on each such matter, as certified by the Annual Meeting inspector of election. Each of the items below is described in further detail in the definitive proxy statement on Schedule 14A for the Annual Meeting filed with the Securities and Exchange Commission on April 9, 2019 (the “Definitive Proxy Statement”). Other than the three items addressed below and described in the Definitive Proxy Statement, no other item was submitted at the Annual Meeting for stockholder action. Each of the three items that were voted on at the Annual Meeting was approved by the Company’s stockholders.
On the record date for the Annual Meeting, there were 62,773,299 shares of Company common stock issued, outstanding and entitled to vote. Stockholders holding 58,475,555 shares of Company common stock were present at the Annual Meeting, in person or represented by proxy.

Proposal 1: Each of the Board’s nominees for director as listed in the Definitive Proxy Statement were elected to serve until the next annual meeting or until their successors are elected and qualified. The votes were as follows:

Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes
John J. Carona	45,949,308	3,108,024	28,815	9,389,408
Ayad A. Fargo	47,538,327	1,531,800	16,020	9,389,408
Steven R. Gardner	48,345,316	712,539	28,292	9,389,408
Joseph L. Garrett	47,539,487	1,518,368	28,292	9,389,408
Jeff C. Jones	47,171,204	1,885,549	29,394	9,389,408
M. Christian Mitchell	48,981,121	74,630	30,396	9,389,408
Michael J. Morris	48,982,275	74,578	29,294	9,389,408
Zareh H. Sarrafian	47,549,507	1,519,988	16,652	9,389,408
Cora M. Tellez	48,541,864	514,489	29,794	9,389,408

Proposal 2: The compensation of the Company’s Named Executive Officers (as defined in the Definitive Proxy Statement) was approved, on a non-binding advisory basis, having received the following votes:

For	Against	Abstain	Broker Non-Votes
46,360,730	2,618,917	106,500	9,389,408

Proposal 3: The appointment of Crowe Horwath LLP as the independent auditor of the Company for the fiscal year ending December 31, 2019 was ratified, having received the following votes:

For	Against	Abstain
58,262,125	166,163	47,267

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC PREMIER BANCORP, INC.

Dated:	May 21, 2019	By:	/s/ STEVEN R. GARDNER
Steven R. Gardner
Chairman, President and Chief Executive Officer